2 0 2 1 I C R C O N F E R E N C E I N V E S T O R P R E S E N T A T I O N

SAFE HARBOR STATEMENT 2 This presentation, and responses to certain questions about this presentation, will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, particularly with regard to future financial and operating expectations, business plans and key initiatives. All such statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward- looking statements. Please see “Risk Factors” in our Annual and Quarterly Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission for a description of such risks and uncertainties. We urge you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We do not undertake any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation should be read in conjunction with our financial statements and notes thereto contained in our most recent Form 10-K for the fiscal year ended February 1, 2020 and our Form 10-Qs for the fiscal quarters ended May 2, August 1, and October 31, 2020.

TILLYS AT A GLANCE

- **Leading specialty retailer** offering apparel, footwear, accessories and hardgoods for young adults, teens and children
- Unparalleled blend of **iconic global, emerging, and proprietary brands**
- **239 stores** in 33 states averaging ~7,500 square feet
- **Profitable, growing e-commerce business** represented 16% of fiscal 2019 net sales (pre-pandemic) and 32% of fiscal 2020 YTD net sales (pandemic-aided)
- HQ in **Irvine, CA** and **founded in 1982**








3

OUR CORE CUSTOMERS


BILLABONG

Pre-teens, teens and **young adults**



Active, connected, creative and **adventurous**



Passionate about an active lifestyle (sports, music, art and fashion)



Highly engaged on **social media** channels

4

CONSTANTLY EVOLVING MERCHANDISE MIX


THE NORTH FACE
SANTA CRUZ
VANS
Primitive
SALTY CREW
FIND REFUGE IN THE SEA
RVCA
SALTY CREW
Brixton
COMPANY
PENDLETON
Huf



- Emerging brands and new merchandise from established brands
- ONLY AT TILLYS — Exclusive styles from popular brands that are limited or not offered at other retailers
- Newly added categories
- Analyze and adjust to performance trends within different markets
- Ship products to stores multiple times per week

5

DESTINATION RETAILER WITH A BROAD AND DIFFERENTIATED ASSORTMENT



- **400+ 3rd-party lifestyle brands** in a given year with a **variety** of styles, colors, sizes and price points. Only one 3rd-party brand > 4% of total sales.

- **Our own brands = 26%** of YTD sales, including 2 of our top 3 brands overall.

- Stores **are frequently remodeled/refreshed**

MERCHANDISE MIX (FY20 Q3 YTD)



TILLYS
16%
12%
10%
62%
MENS/WOMENS APPAREL
BOYS/GIRLS APPAREL
FOOTWEAR
ACCESSORIES



BUY 1 GET 1
50% OFF

RSQ JEANS



west of MELROSE

6

MERCHANDISING PRIORITIES FOR FY2021-22

DIGITAL FIRST
- Exclusives & expanded online assortment
- Implement print-on-demand
- Launch dropship

NEW AND EXPANDED CATEGORIES
- Surf hardgoods/ gear
- Active
- New brands and gear
- Home/Dorm
- Plus-sizes launch

PRIVATE LABEL EXPANSION
- New Design/Tech team for denim and plus-size expansion

SUSTAINABILITY
- Tillys sustainable site experience
- RSQ sustainable denim launch

INVENTORY MANAGEMENT
- Shorten Lead Times
- Improve Flow
- Reduce Markdowns

7

LAUNCHING NEW CATEGORIES



SKATE HARDGOODS
Online launch Feb 2020
20 stores Oct 2020
80 stores for 2021
RSQ Skate store

SNOW HARDGOODS
Online launch Oct 2020

BIKES
Online launch Oct 2020




WINTER IS HERE
BATALEON
ROME SDS
ROXY
VANS
RIDE
SNOWBOARDS
BINDINGS
SNOWBOARD BOOTS
MENS OUTERWEAR
WOMENS OUTERWEAR
KIDS

8

FLEXIBLE REAL ESTATE STRATEGY ACROSS REAL ESTATE VENUES AND GEOGRAPHIES

- **239 total stores** across **33 states**,
- Multiple formats: **indoor malls, power, neighborhood, lifestyle and outlet centers, street-front locations**
- Strategy of clustering stores in **promising markets** to enhance brand awareness


TILLY'S
IRVINE SPECTRUM, CALIFORNIA OFF-MALL LOCATION

STORE COUNT BY LOCATION TYPE


6%
REGIONAL MALL
OFF-MALL
OUTLET
57%
37%


TILLYS
ARROWHEAD, ARIZONA IN-MALL LOCATION

9

PROFITABLE AND GROWING E-COM BUSINESS

E-com sales, sales penetration, and profitability continues to grow. YTD FY20 e-com sales have grown by 68% vs full FY19.

E-com = 32% of FY20 YTD total sales (aided by temporary pandemic-related store shutdowns) vs. 16% of FY19 total sales.

E-com product margins and operating margin have improved meaningfully during FY20 with the increased sales volume influenced by the pandemic.




E-com Net Sales ($M)
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
75.8
89.6
98.5
165.1
FY17
FY18
FY19
YTD FY20

10

ACCELERATION OF E-COM DURING PANDEMIC

As have many other retailers, we have experienced a **substantial rate of e-com growth** during the 2020 pandemic period, certainly aided by periods of store closures.



80%
70%
60%
50%
40%
30%
20%
10%
0%
URBAN OUTFITTERS INC. 46% 64%
NORDSTROM 36% 61%
AMERICAN EAGLE 33% 51%
CARTER'S 32% 64%
ABERCROMBIE & FITCH 31% 55%
LULULEMON ATHLETICA 29% 61%
CHILDREN'S PLACE 28% 71%
MACY'S 26% 54%
KOHL'S 24% 41%
L BRANDS 21% 41%
ARITZIA 19% 29%
GAP INC. 18% 24%
TILLYS INC 16% 38%
LEVI STRAUSS & CO. 15% 15%
PVH CORP 15% 28%
RALPH LAUREN 15% 21%
HANESBRANDS 12% 30%
SIGNET 11% 33%
DILLARD'S 11%
F19 DIGITAL PENETRATION
2Q 20 DIGITAL PENETRATION (WHERE GIVEN)

Source BofA Global Research estimates, company reports and presentations
*Red colored 2Q 20 bars indicate BofA estimate percentages

11

MANAGING THROUGH THE PANDEMIC

- **$169M in cash/investments** (including $2.3M in withheld store rents) and **no debt** as of January 4, 2021 compared to $166M in cash/investments and no debt at same time last year
- Inventory levels **well controlled** and managed to conservative sales assumptions
- **Total occupancy costs reduced below LY levels each quarter of fiscal 2020** despite having more stores than LY
- **SG&A** managed millions of dollars **below LY levels each quarter of fiscal 2020**
- Established **new $65M asset-backed credit facility** for greater protection against additional potential pandemic shutdowns in early November 2020
- **Amplifying e-commerce** efforts and customer-convenience options (**curbside pickup, same-day delivery, ship from store**)

14

In-store &
Curbside Pick-Up

AFTERPAY
Shop Now, Pay Later

INVESTING IN CUSTOMER CONVENIENCE (OMNI-CHANNEL)

- **Buy online, pickup in store**
- **Ship from store**
- **Curbside pickup** in certain locations
- **Same-day delivery** in certain areas
- **Online order brokering** to stores when items are out of stock in e-com
- Collectively, **omni-channel initiatives > 10% of total sales** in FY20.
- **Afterpay** launched online, represents **> 10% of online transactions** with **meaningfully higher AOV** compared to company average transaction value.

13 NEW RSQ SKATE STORE • Opened October 29, 2020 in Irvine Spectrum. • RSQ Skate is a curated collection of skate-centric brands for a core, yet commercial consumer in an inclusive, easy to shop environment. • Pillars of RSQ include Skateboarding, Music, Art and Fashion. • Skateboarding is booming…but the retail landscape is severely lacking. • 4 key pillars of the store: hardgoods, footwear, graphics/apparel/accessories, RSQ apparel • Blend of global and local brands • Authentic support of the skate community through artists, ambassadors and grass roots events

THANK YOU